FIFTH THIRD FUNDS

                       Supplement dated November 30, 2004
 to the Stock and Bond and Money Market Mutual Funds and Asset Allocation Funds
           Class A, B, and C Shares Prospectus dated November 29, 2004

Under the subheading "Calculation of Sales Charges - Class A Shares" in the Shareholder Information section, the current sales charge as a percentage of offering price for purchases between $50,000 but less than $100,000 for the Other Bond Funds in effect through February 13, 2005 is 4.25%. After this date, the sales charge appearing on page 97 (4.50%) will be in effect.

This serves as notice of an amendment to an exchange offer.

               SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE
                        PROSPECTUS FOR FUTURE REFERENCE.



FTFSPABC 1104